As filed with the Securities and Exchange Commission on March 4, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4244

                             SOUND SHORE FUND, INC.
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          T. Gibbs Kane, Jr., President
                               8 Sound Shore Drive
                               Greenwich, CT 06836
                                  203-629-1980


                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


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[LOGO]

            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758

================================================================================

                                                              December 31, 2004
Dear Shareholder:

    The Sound Shore Fund ended December 31, 2004 with a net asset value of $36.71 following a required year-end distribution of $0.075 in dividends and $1.847 in long-term capital gains. The total return gain of 9.72% for the quarter and 15.37% for the year compared favorably with the broad market averages such as the Standard & Poor's 500 Index ("S&P 500") which increased 9.23% and 10.88%, respectively. The Dow Jones Industrial Average ("DJIA") advanced 7.53% in the quarter and 5.27% for the year. From the first quarter of 2000, near the peak in the major equity indices, the Fund has appreciated 46.37%, versus a decline in the S&P 500 of -12.97%.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15 YEAR COMPOUND ANNUAL TOTAL RETURN RATES FOR THE PERIODS ENDING DECEMBER 31, 2004 WERE 15.37%, 8.91%, 14.22%, AND 12.78%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    To the surprise of many, the markets posted a strong ending to what had been, as recently as late October, a "down" year in the major averages. Hostilities abroad, trade and fiscal deficits, higher energy prices, rising short-term rates, and election uncertainty seemed to share much of the blame. However, corporations continued to perform in line or ahead of expectations, and as the election uncertainty lifted, the markets appeared to respond. Amazingly, the final result for the S&P 500 implied a "normal" year as the 10.9% total return was very close to the 10.4% annualized average since the inception of this index in 1926. Perhaps equally as remarkable, rarely is the S&P 500 very close to this long-term average. In fact, less than 20% of the time has the S&P 500 been within 5 percentage points of the 10.4% long-term return.

    The market's macro-defying performance in 2004 seems to provide confirmation of the merits of our company specific bottom-up investment process. Sound Shore's investment in Federal Home Loan Corp. ("Freddie Mac") provides a solid case study of this process put to work. Freddie Mac stumbled significantly in early 2003 as accounting issues related to its derivatives and income recognition first surfaced. During 2003, the company brought on a new CEO, Richard Syron, (with whom we were familiar from his days as CEO of Thermo Electron Corp., another Sound Shore holding) who took several significant steps toward resolving the company's outstanding issues and improving profitability. These steps included hiring new operating and financial management teams, significantly upgrading the company's IT systems, and working with regulators to resolve the company's open issues as quickly as possible.

    After fits and starts in 2003, the stock of Freddie Mac emerged from its doldrums to become one of Sound Shore's top performing holdings in 2004. We believe Freddie Mac's current valuation

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of approximately 11 times forward four quarter earnings continues to be attractive given the company's long-term earnings power.

    Health Care was the weakest sector of the stock market in 2004, hurt by well chronicled issues with some large pharmaceutical names. However, our investment experience in this underperforming sector was, on balance, very positive. Aetna, Inc., profiled in last year's year-end report, continued to fare well and was joined by Cigna Corp., another large medical insurer. Both advanced as improving medical cost/price trends and favorable customer retention rates propelled rising earnings guidance as the year unfolded. In contrast, Watson Pharmaceuticals, Inc., primarily a generic drug manufacturer, declined for the year even though it was one of the best fourth quarter performers after receiving a favorable debt agency rating.

    Energy was the best sector for the year and we participated in its ascendancy. However, energy stocks dampened our return for the fourth quarter as prices for oil and natural gas retreated. Halliburton Co., El Paso Corp., Devon Energy Corp. ("Devon"), and ConocoPhillips all followed this script, underperforming for the quarter but adding significantly for the year. While we have taken profits in some energy names, believing they have discounted the current realities, we believe company specific drivers above and beyond the commodity price influence remain in place at Devon, and at a recent addition, Royal Dutch Petroleum Co. ADR.

    The beginning of a calendar year seems to spawn a host of fresh predictions about matters we, and many others, have come to find as unforeseeable. Nevertheless, the economic gurus predicted much about 2004 correctly, and current consensus expectations for 2005 seem like "deja-vu all over again." Pundits are again blessing modest economic growth, slowly rising cost pressures, continued deficits, decelerating earnings growth, modestly rising interest rates, and moderate inflation. This climate is hardly likely to whet the appetite of index traders. However, surprises, both macro and micro, never seem to go out of style and we expect 2005 will offer up ample opportunities.

    One interesting offset to slowing earnings growth is the cash accumulation and/or balance sheet strengthening that has been underway at most corporations. Productivity enhancements and stringent attention to fixed and variable costs have enabled many corporations to generate significantly higher operating margins and more cash flow than at comparable times in an economic cycle. At the same time, many corporations have been cautious on capital outlays reflecting good spending habits built during the recent recession (and memories of 9/11). Absent shocks to the consensus expectations, we expect a very active year in returning cash to shareholders through dividend increases, share buybacks and acquisitions. Our value oriented, stock specific approach should reward us if we successfully identify those entities that meet or exceed expectations and avoid more than our normal share of disappointments.

    Recently, Morningstar began to assign a qualitative or fiduciary grade in addition to the quantitative star ratings to funds under their purview. We are very pleased that this independent

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source gave the Sound Shore Fund a top rating of A in "shareholder friendliness". Various measures addressed were: Fees, Board Quality, Incentives, Regulatory Issues, and Corporate Culture. On a more melancholy note, we report with deep sorrow the passing earlier this year of one of our founding Board Directors, Chuck Hedlund. A former executive of Exxon and founding Chairman of Conservation International, Chuck served the Fund with enthusiasm and sage counsel for nearly 20 years. He embodied the elements that an A rating would connote and will be missed.

    As usual, we thank you for your investment alongside us in the Fund and encourage you to visit our website www.soundshorefund.com for performance and portfolio updates throughout the year.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DJIA CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    PERCENT OF NET ASSETS AS OF 12/31/04:  AETNA, INC.: 3.29%; CIGNA CORP.:
3.40%; CONOCOPHILLIPS: 1.34%; DEVON ENERGY CORP.: 1.75%; EL PASO CORP.: 3.22%; FEDERAL HOME LOAN MORTGAGE CORP.: 4.63%; HALLIBURTON CO.: 2.44%; THERMO ELECTRON CORP.: 2.53%; ROYAL DUTCH PETROLEUM CO. ADR: 2.40%; AND WATSON PHARMACEUTICALS, INC.: 3.35%.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 12/31/04 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORUM FUND SERVICES, LLC. (2/05) EFFECTIVE MARCH 1, 2005, FORUM FUND SERVICES, LLC WILL CHANGE ITS NAME TO FORESIDE FUND SERVICES, LLC.

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    The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in Sound Shore Fund, Inc. (the "Fund") including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor's 500 Index (the "S&P 500") is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.

                                    [CHART]

                        SOUND SHORE FUND VS. S&P 500 INDEX

 AVERAGE ANNUAL TOTAL RETURN

                          One Year     Five Year     Ten Year
 Sound Shore Fund          15.37%        8.91%        14.22%
 S&P 500 Index             10.88%       (2.30)%       12.07%

 Value on 12/31/04
 Sound Shore Fund: $37,787
 S&P 500 Index: $31,242

    Date         Sound Shore Fund    S&P 500 Index
 12/31/1994           $10,000           $10,000
  1/31/1995            10,181            10,259
  2/28/1995            10,569            10,659
  3/31/1995            10,789            10,973
  4/30/1995            10,873            11,295
  5/31/1995            11,423            11,746
  6/30/1995            11,740            12,019
  7/31/1995            11,974            12,417
  8/31/1995            12,118            12,448
  9/30/1995            12,352            12,973
 10/31/1995            12,163            12,927
 11/30/1995            12,736            13,494
 12/31/1995            12,987            13,754
  1/31/1996            13,188            14,221
  2/29/1996            13,445            14,353
  3/31/1996            13,788            14,492
  4/30/1996            14,332            14,705
  5/31/1996            15,004            15,084
  6/30/1996            14,797            15,141
  7/31/1996            14,223            14,473
  8/31/1996            14,747            14,778
  9/30/1996            15,500            15,609
 10/31/1996            15,908            16,040
 11/30/1996            17,243            17,251
 12/31/1996            17,308            16,909
  1/31/1997            18,161            17,965
  2/28/1997            18,353            18,106
  3/31/1997            17,675            17,364
  4/30/1997            18,401            18,399
  5/31/1997            19,612            19,519
  6/30/1997            20,537            20,393
  7/31/1997            22,391            22,015
  8/31/1997            22,303            20,783
  9/30/1997            23,854            21,920
 10/31/1997            22,847            21,189
 11/30/1997            23,047            22,169
 12/31/1997            23,609            22,549
  1/31/1998            23,518            22,798
  2/28/1998            25,278            24,442
  3/31/1998            26,146            25,693
  4/30/1998            26,311            25,951
  5/31/1998            25,229            25,505
  6/30/1998            24,780            26,541
  7/31/1998            23,637            26,259
  8/31/1998            20,490            22,466
  9/30/1998            21,194            23,905
 10/31/1998            23,488            25,848
 11/30/1998            24,126            27,414
 12/31/1998            24,649            28,993
  1/31/1999            24,183            30,205
  2/28/1999            23,159            29,267
  3/31/1999            23,609            30,437
  4/30/1999            25,440            31,616
  5/31/1999            25,481            30,870
  6/30/1999            26,222            32,582
  7/31/1999            25,337            31,566
  8/31/1999            23,760            31,410
  9/30/1999            22,984            30,550
 10/31/1999            23,952            32,482
 11/30/1999            24,044            33,142
 12/31/1999            24,661            35,093
  1/31/2000            23,674            33,330
  2/29/2000            23,038            32,700
  3/31/2000            25,816            35,897
  4/30/2000            25,247            34,817
  5/31/2000            25,172            34,102
  6/30/2000            24,343            34,943
  7/31/2000            24,863            34,397
  8/31/2000            26,892            36,533
  9/30/2000            27,463            34,605
 10/31/2000            28,645            34,458
 11/30/2000            27,496            31,743
 12/31/2000            29,638            31,899
  1/31/2001            28,398            33,030
  2/28/2001            28,873            30,020
  3/31/2001            29,031            28,119
  4/30/2001            29,374            30,303
  5/31/2001            30,298            30,506
  6/30/2001            29,829            29,764
  7/31/2001            30,023            29,471
  8/31/2001            29,697            27,628
  9/30/2001            27,687            25,397
 10/31/2001            27,256            25,882
 11/30/2001            28,701            27,866
 12/31/2001            29,399            28,111
  1/31/2002            28,620            27,701
  2/28/2002            28,639            27,166
  3/31/2002            30,129            28,188
  4/30/2002            29,735            26,480
  5/31/2002            30,024            26,286
  6/30/2002            27,046            24,414
  7/31/2002            24,565            22,511
  8/31/2002            25,257            22,659
  9/30/2002            22,622            20,198
 10/31/2002            23,766            21,975
 11/30/2002            25,373            23,267
 12/31/2002            24,861            21,900
  1/31/2003            24,071            21,328
  2/28/2003            23,070            21,007
  3/31/2003            23,137            21,211
  4/30/2003            24,813            22,957
  5/31/2003            27,443            24,165
  6/30/2003            28,165            24,474
  7/31/2003            28,474            24,906
  8/31/2003            29,447            25,391
  9/30/2003            28,956            25,122
 10/31/2003            30,132            26,542
 11/30/2003            30,835            26,776
 12/31/2003            32,752            28,179
  1/31/2004            33,671            28,696
  2/29/2004            34,199            29,095
  3/31/2004            33,915            28,656
  4/30/2004            33,182            28,206
  5/31/2004            33,534            28,593
  6/30/2004            34,411            29,149
  7/31/2004            33,413            28,183
  8/31/2004            33,306            28,296
  9/30/2004            34,440            28,602
 10/31/2004            34,391            29,039
 11/30/2004            36,318            30,214
 12/31/2004            37,787            31,242




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                                      4

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          DECEMBER 31, 2004

================================================================================

                                                SHARE         MARKET
                                                AMOUNT        VALUE
                                              ----------- ---------------
       COMMON STOCK (96.2%)
       ------------------------------------------------------------------
       BANKS (6.1%)
       Comerica, Inc.                             790,500 $    48,236,310
       U.S. Bancorp                             1,762,500      55,201,500
                                                          ---------------
                                                              103,437,810
                                                          ---------------
       CONSUMER DISCRETIONARY (18.7%)
       Dana Corp.                                 959,500      16,628,135
       DIRECTV Group, Inc. +                    1,939,500      32,467,230
       Honda Motor Co., Ltd. ADR                1,293,600      33,711,216
       Interpublic Group of Cos., Inc. +        4,141,000      55,489,400
       Liberty Media Corp., Class A +           6,489,000      71,249,220
       McDonald's Corp.                         1,543,000      49,468,580
       Time Warner, Inc. +                      3,052,000      59,330,880
                                                          ---------------
                                                              318,344,661
                                                          ---------------
       ENERGY (11.2%)
       ConocoPhillips                             262,500      22,792,875
       Devon Energy Corp.                         763,000      29,695,960
       El Paso Corp.                            5,253,500      54,636,400
       Halliburton Co.                          1,057,500      41,496,300
       Royal Dutch Petroleum Co. ADR              710,000      40,739,800
                                                          ---------------
                                                              189,361,335
                                                          ---------------
       HEALTH CARE (15.5%)
       Aetna, Inc.                                447,500      55,825,625
       Baxter International, Inc.               1,533,500      52,967,090
       Cigna Corp.                                707,000      57,669,990
       Laboratory Corp. of America Holdings +   1,068,500      53,232,670
       Thermo Electron Corp. +                  1,424,500      43,005,655
                                                          ---------------
                                                              262,701,030
                                                          ---------------

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                      SEE NOTES TO FINANCIAL STATEMENTS.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          DECEMBER 31, 2004

================================================================================

                                                 SHARE         MARKET
                                                 AMOUNT        VALUE
                                               ----------- ---------------
      INDUSTRIALS (12.9%)
      CSX Corp.                                    717,000 $    28,737,360
      L-3 Communications Holdings, Inc.            323,500      23,693,140
      SPX Corp.                                  1,217,500      48,773,050
      Tyco International Ltd.                    1,691,000      60,436,340
      Waste Management, Inc.                     1,935,500      57,948,870
                                                           ---------------
                                                               219,588,760
                                                           ---------------
      INSURANCE (11.5%)
      AMBAC Financial Group, Inc.                  597,500      49,072,675
      Berkshire Hathaway, Inc., Class A +              803      70,583,700
      Chubb Corp.                                  698,500      53,714,650
      UnumProvident Corp.                        1,253,000      22,478,820
                                                           ---------------
                                                               195,849,845
                                                           ---------------
      MATERIALS (3.2%)
      Georgia-Pacific Corp.                      1,442,500      54,064,900
                                                           ---------------

      MORTGAGE (4.6%)
      Federal Home Loan Mortgage Corp.           1,067,500      78,674,750
                                                           ---------------

      PHARMACEUTICALS (3.4%)
      Watson Pharmaceuticals, Inc. +             1,735,500      56,941,755
                                                           ---------------

      TECHNOLOGY (6.3%)
      Agilent Technologies, Inc. +               1,740,000      41,934,000
      Computer Associates International, Inc.          518          16,089
      Hewlett Packard Co.                        1,424,500      29,871,765
      Texas Instruments, Inc.                    1,417,500      34,898,850
                                                           ---------------
                                                               106,720,704
                                                           ---------------
      TELECOMMUNICATIONS (2.8%)
      CenturyTel, Inc.                           1,347,000      47,778,090
                                                           ---------------
      TOTAL COMMON STOCK (COST $1,273,773,472)             $ 1,633,463,640
                                                           ---------------

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                      SEE NOTES TO FINANCIAL STATEMENTS.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          DECEMBER 31, 2004

================================================================================

                                                                     SHARE          MARKET
                                                                     AMOUNT         VALUE
                                                                   ----------- ---------------
MONEY MARKET FUND (4.9%)
-------------------------------------------------------------------------------------------------
Citi/SM/ Institutional Liquid Reserves, Class A (cost $83,232,265)  83,232,265 $    83,232,265
                                                                               ---------------
TOTAL INVESTMENTS (101.1%) (COST $1,357,005,737)*                              $ 1,716,695,905
OTHER ASSETS LESS LIABILITIES (-1.1%)                                              (18,463,957)
                                                                               ---------------
NET ASSETS (100.0%) (46,265,173 SHARES OUTSTANDING)                            $ 1,698,231,948
                                                                               ===============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                      $         36.71
                                                                               ===============

+ Non-income producing security.
ADR -- American Depository Receipt.

* Cost for Federal income tax purposes is $1,357,915,143 and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation   $359,840,094
                 Gross Unrealized Depreciation     (1,059,332)
                                                 ------------
                 Net Unrealized Appreciation     $358,780,762
                                                 ============

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                      SEE NOTES TO FINANCIAL STATEMENTS.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          DECEMBER 31, 2004

================================================================================

       AT DECEMBER 31, 2004 NET ASSETS CONSISTED OF:
       -----------------------------------------------------------------
       Par Value (100,000,000 shares authorized)         $       46,265
       Paid in Capital                                    1,339,403,873
       Accumulated Undistributed Net Investment Income            1,048
       Unrealized Appreciation on Investments               359,690,168
       Accumulated Net Realized Loss from Investments          (909,406)
                                                         --------------
       NET ASSETS                                        $1,698,231,948
                                                         ==============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                       Banks                            6.1%
                       Consumer Discretionary          18.7%
                       Energy                          11.2%
                       Health Care                     15.5%
                       Industrials                     12.9%
                       Insurance                       11.5%
                       Materials                        3.2%
                       Mortgage                         4.6%
                       Pharmaceuticals                  3.4%
                       Technology                       6.3%
                       Telecommunications               2.8%
                       Money Market Fund                4.9%
                       Other Assets less Liabilities  (1.1)%
                                                      ------
                                                      100.0%
                                                      ======

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                      SEE NOTES TO FINANCIAL STATEMENTS.

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          SOUND SHORE FUND, INC.
          STATEMENT OF OPERATIONS
          FOR THE YEAR ENDED DECEMBER 31, 2004

================================================================================

INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding taxes $89,032)                 $ 16,802,459
   Interest                                                                      338
                                                                        ------------
       Total Income                                                       16,802,797
                                                                        ------------
Expenses:
   Adviser fee (Note 3)                                                    9,571,360
   Administrator fee (Note 3)                                              1,264,911
   Transfer Agency fee                                                     1,276,163
   Custodian fee                                                             143,011
   Accountant fee                                                             59,547
   Professional fees                                                         112,801
   Directors' fees and expenses (Note 3)                                      33,650
   Miscellaneous                                                             164,267
                                                                        ------------
       Total Expenses                                                     12,625,710
   Fees waived (Note 3)                                                      (75,658)
                                                                        ------------
Net Expenses                                                              12,550,052
                                                                        ------------
Net Investment Income                                                      4,252,745
                                                                        ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments sold                                  82,959,662
   Net change in unrealized appreciation (depreciation) on investments   117,631,508
                                                                        ------------
Net realized and unrealized gain on investments                          200,591,170
                                                                        ------------
Net increase in net assets from operations                              $204,843,915
                                                                        ============

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

INCREASE (DECREASE) IN NET ASSETS
                                                               FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,
                                                                 2004            2003
                                                            --------------  --------------
Operations:
   Net investment income                                    $    4,252,745  $    1,462,030
   Net realized gain on investments sold                        82,959,662      19,612,501
   Net change in unrealized appreciation (depreciation) on
     investments                                               117,631,508     216,250,966
                                                            --------------  --------------
   Increase in net assets from operations                      204,843,915     237,325,497
Distributions to shareholders from:
   Net investment income                                        (4,251,686)     (1,485,534)
   Net realized gains                                          (81,293,529)    (13,164,975)
Capital share transactions (Note 6)                            564,521,230      32,063,487
                                                            --------------  --------------
   Total increase                                              683,819,930     254,738,475
Net assets:
   Beginning of the year                                     1,014,412,018     759,673,543
                                                            --------------  --------------
   End of the year (Including line (A))                     $1,698,231,948  $1,014,412,018
                                                            ==============  ==============
    (A) Accumulated undistributed net investment income     $        1,048  $           --
                                                            --------------  --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS

================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The investment objective of the Fund is growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

   A) SECURITY VALUATION
   Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in 60 days or less may be valued at amortized cost, which approximates market value, unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

   Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund's Board of Directors.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

   C) DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

   treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

   D) FEDERAL TAXES
   The Fund intends to qualify each year as a regulated investment company under Supchapter M of the Internal Revenue Code and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Fees due to the Adviser in the amount of $1,047,054 are payable at December 31, 2004.

OTHER SERVICES
Forum Administrative Services, LLC (the "Administrator") and its affiliates provide certain administration, portfolio accounting and transfer agency services to the Fund.

The Administrator has agreed contractually to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 0.98% of the Fund's average daily net assets through April 30, 2005. The Administrator contractually waived fees of $75,658 for the period January 1, 2004 through December 31, 2004.

Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, the Administrator, or their affiliates. The Distributor receives no compensation from the Fund for its distribution services. Effective March 1, 2005, the Distributor will change its name to Foreside Fund Services, LLC.

The Fund pays each Director who is unaffiliated with the Adviser, the Administrator or any of their affiliates, $1,000 per meeting attended, plus $750 per quarter.

Certain Officers and Directors of the Fund are Officers, Directors, or employees of the aforementioned companies. No Officer, except for the Chief Compliance Officer, is compensated for serving in these capacities. The Chief Compliance Officer receives compensation from the Fund for providing compliance services.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2004, aggregated $1,077,461,146 and $603,923,728 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

================================================================================


5.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                  DECEMBER 31, 2004 DECEMBER 31, 2003
                                  ----------------- -----------------
           Ordinary Income           $ 4,251,686       $9,345,461
           Long-Term Capital Gain     81,293,529        5,305,048

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $      1,048
                   Unrealized Gain                358,780,762

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to wash sale timing differences.

RECLASSIFICATION OF CAPITAL ACCOUNTS
On the Statement of Net Assets, as a result of distribution reclassifications, certain amounts for the year ended December 31, 2004, have been reclassified. The following reclassification has no impact on the net assets of the Fund.

                    Paid-in-Capital                   $110
                    Accumulated Net Investment Income  (11)
                    Undistributed Net Realized Loss    (99)

6.  CAPITAL STOCK

As of December 31, 2004, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $1,339,450,138. Transactions in capital stock were as follows:

                                                FOR THE                     FOR THE
                                               YEAR ENDED                 YEAR ENDED
                                           DECEMBER 31, 2004           DECEMBER 31, 2003
                                       -------------------------  --------------------------
                                         SHARES        AMOUNT        SHARES        AMOUNT
                                       ----------  -------------  -----------  -------------
Sale of shares                         18,634,585  $ 652,994,174   11,941,447  $ 331,929,160
Reinvestment of dividends               2,281,067     83,710,748      429,480     14,318,176
Redemption of shares                   (4,923,307)  (172,183,692) (11,534,598)  (314,183,849)
                                       ----------  -------------  -----------  -------------
Net increase from capital transactions 15,992,345  $ 564,521,230      836,329  $  32,063,487
                                       ==========  =============  ===========  =============

Of the 46,265,173 shares outstanding as of December 31, 2004, the Employees' Profit Sharing Plan of the Adviser owned 362,801 shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          FINANCIAL HIGHLIGHTS

================================================================================

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                     2004        2003        2002        2001          2000
                                                  ----------  ----------  --------   ----------   ----------
Net Asset Value,
 Beginning of Period                              $    33.51  $    25.81  $  30.58   $    33.70   $    29.47
                                                  ----------  ----------  --------   ----------   ----------
Investment Operations
    Net investment income                               0.10        0.05      0.05         0.10         0.14
    Net realized and unrealized gain (loss) on
     investments                                        5.05        8.14     (4.77)       (0.36)        5.79
                                                  ----------  ----------  --------   ----------   ----------
Total from Investment Operations                        5.15        8.19     (4.72)       (0.26)        5.93
                                                  ----------  ----------  --------   ----------   ----------
Distributions from:
    Net investment income                              (0.10)      (0.05)    (0.05)       (0.10)       (0.14)
    In excess of net investment income                    --          --        --           --           --(a)
    Net realized gains                                 (1.85)      (0.44)       --        (2.76)       (1.47)
    In excess of net realized gains                       --          --        --           --        (0.09)(b)
                                                  ----------  ----------  --------   ----------   ----------
Total Distributions                                    (1.95)      (0.49)    (0.05)       (2.86)       (1.70)
                                                  ----------  ----------  --------   ----------   ----------
Net Asset Value,
 End of Period                                    $    36.71  $    33.51  $  25.81   $    30.58   $    33.70
                                                  ==========  ==========  ========   ==========   ==========
Total Return                                           15.37%      31.74%   (15.43)%      (0.81)%      20.18%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)        $1,698,150  $1,014,412  $759,674   $1,033,658   $1,101,888
Ratios to Average Net Assets:
    Expenses (net of reimbursement)                     0.98%       0.98%     0.98%        0.98%        0.98%
    Expenses (gross)(c)                                 0.99%       1.00%     0.99%        0.99%        0.99%
    Net Investment Income                               0.33%       0.18%     0.17%        0.32%        0.44%
Portfolio Turnover Rate                                   50%         62%       72%         104%          98%

(a)Distributions in excess of net investment income are less than $0.01 per share.
(b)Distributions in excess of realized gains are the result of timing issues.
(c)Reflects expense ratio in the absence of expense waiver and reimbursement.

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

================================================================================


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SOUND SHORE FUND, INC.

We have audited the accompanying statement of net assets of Sound Shore Fund, Inc. (the "Fund"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sound Shore Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2005

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2004 (UNAUDITED)

================================================================================

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

The Fund's proxy voting record for the 12-month period ended June 30, 2004 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES - The "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" column to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2004 (UNAUDITED) (CONTINUED)

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      BEGINNING        ENDING
                    ACCOUNT VALUE   ACCOUNT VALUE     EXPENSES PAID       ANNUAL
                    JULY 1, 2004  DECEMBER 31, 2004 DURING PERIOD/(1)/ EXPENSE RATIO
                    ------------- ----------------- -----------------  -------------
Actual Return         $1,000.00       $1,098.11           $5.17            0.98%
Hypothetical Return   $1,000.00       $1,020.21           $4.98            0.98%

(1)EQUALS THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR, DIVIDED BY 366 TO REFLECT THE HALF-YEAR PERIOD.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - The Fund paid income dividends of $4,251,686 for the tax year ended December 31, 2004. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in
Section 1(h)(11) of the Internal Revenue Code.

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $81,293,529 for the tax year ended December 31, 2004.

DIRECTORS AND OFFICERS OF THE FUND

The following is relevant information regarding each Director and Officer of the Fund:

NAME, ADDRESS                 POSITION(S)     LENGTH OF TIME PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH             WITH THE FUND   SERVED/(1)/    DURING THE PAST FIVE YEARS
-----------------             --------------- -------------- ---------------------------------

INDEPENDENT DIRECTORS
Dr. D. Kenneth Baker          Director, Audit   March 1987   Consultant, Princeton University,
3088 Fairway Woods            Committee         to present   1990 - 1998
Carolina Trace                (member),                      Consultant, University of
Sanford, North Carolina 27330 Nominating                     Pennsylvania, 1992 - 1998
Born: October 1923            Committee
                              (Chairman)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2004 (UNAUDITED) (CONTINUED)

================================================================================

DIRECTORS AND OFFICERS OF THE FUND (CONTINUED)

NAME, ADDRESS                POSITION(S)     LENGTH OF TIME PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH            WITH THE FUND   SERVED/(1)/    DURING THE PAST FIVE YEARS
-----------------            --------------- -------------- ---------------------------------------

John L. Lesher               Director, Audit April 1985     Consultant, Jack Lesher & Associates
402 West Lyon Farm Drive     Committee       to present
Greenwich, Connecticut 06831 (Chairman),
Born: February 1934          Nominating
                             Committee
                             (member)

John J. McCloy II            Director, Audit April 1985     Director, Noise Cancellation
313 Stanwich Road            and Nominating  to present     Technologies, Inc.
Greenwich, Connecticut 06830 Committees                     Director, Passenger Express
Born: November 1937          (member)                       Director, EPT Technologies
                                                            Director, Geo History
                                                            Trustee, American University in Cairo

INTERESTED DIRECTORS
Harry Burn, III, M.B.A./(2)/ Chairman and    April 1985     Chairman and Director, Sound Shore
8 Sound Shore Drive          Director,       to present     Management, Inc. since 1978.
Greenwich, Connecticut 06836 Valuation       (Chairman      He is a Chartered Financial Analyst.
Born: January 1944           Committee       September 1992
                             (member)        to present)

T. Gibbs Kane, Jr./(3)/      President and   April 1985     President and Director, Sound Shore
8 Sound Shore Drive          Director,       to present     Management, Inc. since 1977. He is a
Greenwich, Connecticut 06836 Valuation                      Chartered Financial Analyst
Born: May 1947               Committee
                             (member)

OFFICERS
John Y. Keffer/(4)/          Vice President  June 1993      President, Citigroup Global
Two Portland Square                          to present     Transaction Services, Fund Services,
Portland, Maine 04101                                       ("Citigroup") (a fund services company)
Born: July 1942                                             since 2003
                                                            President, Forum Financial Group, LLC
                                                            ("Forum") (a fund services company
                                                            acquired by Citigroup in 2003)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          DECEMBER 31, 2004 (UNAUDITED) (CONCLUDED)

================================================================================

DIRECTORS AND OFFICERS OF THE FUND (CONCLUDED)

NAME, ADDRESS                POSITION(S)   LENGTH OF TIME PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH            WITH THE FUND SERVED/(1)/    DURING THE PAST FIVE YEARS
-----------------            ------------- -------------- -----------------------------------------

Stacey E. Hong                Treasurer     June 2002     Director, Fund Accounting, Citigroup
Two Portland Square                         to present    since 2003
Portland, ME 04101                                        Director, Forum Accounting Services,
Born: May 1966                                            LLC (fund accountant acquired by
                                                          Citigroup in 2003) 1992 - 2003

Shanna S. Sullivan            Secretary,    October 1985  Vice President, Treasurer, Secretary and
8 Sound Shore Drive           Valuation     to present    Director, Sound Shore
Greenwich, Connecticut 06836  Committee                   Management, Inc. since 1979
Born: August 1945             (Chairman)

Cheryl O. Tumlin              Chief         October 2004  Counsel, Investment Company Services,
Two Portland Square           Compliance    to present    Forum Fund Services, LLC (a mutual fund
Portland, ME 04101            Officer                     distributor and compliance services
Born: June 1966                                           provider) Counsel, Citigroup since 2003
                                                          Counsel, Forum 2001 - 2003
                                                          and 1996 - 1999
                                                          Counsel, I-many, Inc. (a software
                                                          development company) 1999 - 2001

Ellen S. Smoller              Assistant     October 1985  Equity Trader, Sound Shore
8 Sound Shore Drive           Secretary     to present    Management, Inc. since 1984
Greenwich, Connecticut 06836
Born: April 1959

Sara M. Morris                Assistant     January 2004  Director and Relationship Manager,
Two Portland Square           Secretary     to present    Citigroup since 2004
Portland, ME 04101                                        Chief Financial Officer,
Born: September 1963                                      The VIA Group, LLC, 1999 - 2003
                                                          Chief Financial Officer, Forum,
                                                          1994 - 1999

Frederick Skillin             Assistant     June 2004     Senior Vice President, Financial Control,
Two Portland Square           Treasurer     to present    Citigroup since 2003
Portland, ME 04101                                        Senior Manager, Corporate Finance,
Born: May 1958                                            Forum, 1994 - 2004

(1)TERM OF SERVICE IS INDEFINITE.
(2)MR. BURN OWNS A CONTROLLING INTEREST IN THE ADVISER FOR WHICH HE SERVES AS CHAIRMAN AND DIRECTOR. HE IS ONE OF THE PORTFOLIO MANAGERS OF THE FUND.
(3)MR. KANE OWNS A CONTROLLING INTEREST IN THE ADVISER FOR WHICH HE SERVES AS PRESIDENT AND DIRECTOR. HE IS ONE OF THE PORTFOLIO MANAGERS OF THE FUND.
(4)EFFECTIVE JANUARY 27, 2005, JOHN Y. KEFFER RESIGNED AS VICE PRESIDENT.

EACH DIRECTOR OVERSEES THE FUND, WHICH IS THE ONLY PORTFOLIO WITHIN THE COMPLEX. ALL DIRECTORSHIPS OR TRUSTEESHIPS HELD BY THE DIRECTORS ARE LISTED IN THE PRINCIPAL OCCUPATIONS COLUMN. THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS. THE SAI IS AVAILABLE FOR FREE, BY CONTACTING THE FUND AT (800) 551-1980.

--------------------------------------------------------------------------------

[LOGO]

INVESTMENT ADVISER

Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR

Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR

Forum Fund Services, LLC
(Effective March 1, 2005 Foreside Fund Services, LLC)
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT

Forum Shareholder Services, LLC
Portland, Maine

CUSTODIAN

Citibank, N.A.
New York, New York

COUNSEL

Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com

ANNUAL REPORT

DECEMBER 31, 2004

[LOGO]

                                    [GRAPHIC]

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Sound Shore Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. The Board believed that the Audit Committee, as a group, possesses many of the attributes of an "audit committee financial expert."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,000 in 2003 and $25,500 in 2004.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $1,500 in 2003 and $1,500 in 2004. These services consisted of out-of-pocket expenses.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $3,200 in 2003 and $3,500 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $1,500 in 2003 and $1,500 in 2004. These services consisted of a review of fee analyses prepared in connection with the Registrant's annual advisory contract renewal.

(e) (1) The Audit Committee of the Board of Directors of the Registrant reviews and approves in advance any audit engagement, and all proposals by management of the Registrant or the investment adviser to the Registrant that the Registrant, the investment adviser, or their affiliated persons employ the independent auditor to render "permissible non-audit services" (as defined in the Fund's Audit Committee Charter ("Charter") consistent with Rule 2-01(c)(4) of Regulation S-X) to the Registrant and to consider whether such services are consistent with the independent auditor's independence. The Charter also provides that pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided;
(ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting. The Audit Committee will communicate any pre-approval made by it or a delegate to the Registrant's investment adviser, who will ensure that the appropriate disclosure is made in the Registrant's periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and investment adviser, other than the services reported in paragraphs (b) and (c) of this Item 4, were $1,500 in 2003 and $1,500 in 2004.

(h) The Registrant's Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant's principal accountant. Any services provided by the principal accountant to the Registrant or to the investment adviser that require pre-approval were pre-approved.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        SOUND SHORE FUND, INC.

By       /s/ T. Gibbs Kane, Jr.
         ---------------------------
         T. Gibbs Kane, Jr., President

Date     2/24/05
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ T. Gibbs Kane, Jr.
         -----------------------------------
         T. Gibbs Kane, Jr., President

Date     2/24/05
         -----------------------------------


By       /s/ Stacey E. Hong
         -----------------------------------
         Stacey E. Hong, Treasurer

Date     2/24/05
         -----------------------------------